===========================================================================

                           PECO ENERGY COMPANY

                                    TO

                      FIRST FIDELITY BANK, NATIONAL
                           ASSOCIATION, TRUSTEE

                                ----------

                        NINETY-SIXTH SUPPLEMENTAL
                          INDENTURE DATED AS OF
                                MAY 1, 1995

                                    TO

                       FIRST AND REFUNDING MORTGAGE

                                    OF

                      THE COUNTIES GAS AND ELECTRIC
                                 COMPANY

                                    TO

                     FIDELITY TRUST COMPANY, TRUSTEE
                            DATED MAY 1, 1923

                                ----------

                        MEDIUM-TERM NOTE SERIES B

===========================================================================

    THIS SUPPLEMENTAL INDENTURE dated as of May 1, 1995, by and between PECO ENERGY COMPANY, a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (hereinafter called the Company), party of the first part, and FIRST FIDELITY BAMK, NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America (hereinafter called the Trustee), as Trustee under the Mortgage hereinafter mentioned, party of the second part, Witnesseth that

    WHEREAS, The Counties Gas and Electric Company (hereinafter called Counties Company), a Pennsylvania corporation and a predecessor to the Company, duly executed and delivered to Fidelity Trust Company, a Pennsylvania corporation to which the Trustee is successor, as Trustee, a certain indenture of mortgage and deed of trust dated May 1, 1923 (hereinafter called the Mortgage), to provide for the issue of, and to secure, its First and Refunding Mortgage Bonds, issuable in series and without limit as to principal amount except as provided in the Mortgage, the initial series of Bonds being designated the 6% Series of 1923, and the terms and provisions of other series of bonds secured by the Mortgage to be determined as provided in the Mortgage; and

    WHEREAS, thereafter Counties Company, Philadelphia Suburban-Counties Gas and Electric Company (hereinafter called Suburban Company), and the Company, respectively, have from time to time executed and delivered indentures supplemental to the Mortgage, providing for the creation of additional series of bonds secured by the Mortgage and for amendment of certain of the terms and provisions of the Mortgage and of indentures supplemental thereto, or evidencing the succession of Suburban Company to Counties Company and of the Company to Suburban Company, such indentures supplemental to the Mortgage, the respective dates, parties thereto, and purposes thereof, being as follows:

SUPPLEMENTAL INDENTURE
      AND DATE                   PARTIES                 PROVIDING FOR:
----------------------           -------                 --------------

First                     Counties Company to         Bonds of 5% Series of
  September 1, 1926         Fidelity-Philadelphia       1926
                            Trust Company
                            (Successor to Fidelity
                            Trust Company)

Second                    Suburban Company to        Evidencing succession of
  May 1, 1927               Fidelity-Philadelphia      Suburban Company to
                            Trust Company              Counties Company

Third                     Suburban Company to        Bonds of 4-1/2% Series
  May 1, 1927               Fidelity-Philadelphia      due 1957; amendment of
                            Trust Company              certain provisions of
                                                        Mortgage

Fourth                    Suburban Company to        Additional bonds of
  November 1, 1927          Fidelity-Philadelphia      4-1/2% Series due 1957
                            Trust Company

Fifth                     Company to                 Evidencing succession of
  January 31, 1931          Fidelity-Philadelphia      Company to Suburban
                            Trust Company              Company

Sixth                     Company to                 Bonds of 4% Series due
  February 1, 1931          Fidelity-Philadelphia      1971
                            Trust Company

Seventh                   Company to                 Bonds of 3-1/2% Series
  March 1, 1937             Fidelity-Philadelphia      due 1967; amendment of
                            Trust Company              certain provisions of
                                                       Mortgage

Eighth                    Company to                 Bonds of 2-3/4% Series
  December 1, 1941          Fidelity-Philadelphia      due 1971; amendment of
                            Trust Company              certain provisions of
                                                       Mortgage

Ninth                     Company to                 Bonds of 2-3/4% Series due
  November 1, 1944          Fidelity-Philadelphia      1967 and 2-3/4% Series
                            Trust Company              due 1974; amendment of
                                                       certain provisions of
                                                       Mortgage

Tenth                     Company to                 Bonds of 2-3/4% Series
  December 1, 1946          Fidelity-Philadelphia      due 1981; amendment of
                            Trust Company              certain provisions of
                                                       Mortgage*

Eleventh                  Company to                 Bonds of 2-7/8% Series
  February 1, 1948          Fidelity-Philadelphia      due 1978*
                            Trust Company

Twelfth                   Company to                 Bonds of 3-1/4% Series
  January 1, 1952           Fidelity-Philadelphia      due 1982*
                            Trust Company

SUPPLEMENTAL INDENTURE
      AND DATE                   PARTIES                 PROVIDING FOR:
----------------------           -------                 --------------

Thirteenth                Company to                 Bonds of 3-7/8% Series
  May 1, 1953               Fidelity-Philadelphia      due 1983*
                            Trust Company

Fourteenth                Company to                 Bonds of 3-1/8% Series
  December 1, 1953          Fidelity-Philadelphia      due 1983*
                            Trust Company

Fifteenth                 Company to                 Bonds of 3-1/8% Series
  April 1, 1955             Fidelity-Philadelphia      due 1985*
                            Trust Company

Sixteenth                 Company to                 Bonds of 4-5/8% Series
  September 1, 1957         Fidelity-Philadelphia      due 1987; amendment of
                            Trust Company              certain provisions of
                                                       Mortgage*

Seventeenth               Company to                 Bonds of 3-3/4% Series
  May 1, 1958               Fidelity-Philadelphia      due 1988; amendment of
                            Trust Company              certain provisions of
                                                       Mortgage*

Eighteenth                Company to                 Bonds of 4-3/8% Series
  December 1, 1958          Fidelity-Philadelphia      due 1986*
                            Trust Company

Nineteenth               Company to                  Bonds of 5% Series
  October 1, 1959          Fidelity-Philadelphia       due 1989*
                           Trust Company

Twentieth                Company to                  Bonds of 4-1/2% Series
  May 1, 1964              Fidelity-Philadelphia       due 1994*
                           Trust Company

Twenty-first             Company to                  Bonds of 6% Series due
  October 15, 1966         Fidelity-Philadelphia       1968-1973*
                           Trust Company

Twenty-second           Company to The Fidelity      Bonds of 5-1/4% Series due
  June 1, 1967            Bank (formerly               1968-1973 and 5-3/4%
                          Fidelity-Philadelphia        Series due 1977*
                          Trust Company)

Twenty-third            Company to The Fidelity      Bonds of 6-1/8% Series
  October 1, 1967         Bank                         due 1997*

Twenty-fourth           Company to The Fidelity      Bonds of 6-1/2% Series
  March 1, 1968           Bank                         due 1993; amendment of
                                                       Article XIV of
                                                       Mortgage*

Twenty-fifth            Company to The Fidelity      Bonds of 1968 Series due
  September 10, 1968      Bank                         1969-1976*

Twenty-sixth            Company to The Fidelity      Bonds of 8% Series due
  August 15, 1969         Bank                         1975*

SUPPLEMENTAL INDENTURE
      AND DATE                   PARTIES                 PROVIDING FOR:
----------------------           -------                 --------------

Twenty-seventh          Company to The Fidelity      Bonds of 9% Series due
  February 1, 1970        Bank                         1995*

Twenty-eighth           Company to The Fidelity      Bonds of 8-1/2% Series
  May 1, 1970             Bank                         due 1976*

Twenty-ninth            Company to The Fidelity      Bonds of 7-3/4% Series
  December 15, 1970       Bank                         due 2000*

Thirtieth               Company to The Fidelity      Bonds of 8-1/4% Series
  August 1, 1971          Bank                         due 1996*

Thirty-first            Company to The Fidelity      Bonds of 7-3/8% Series
  December 15, 1971       Bank                         due 2001; amendment of
                                                       Article XI of Mortgage*

Thirty-second           Company to The Fidelity      Bonds of 7-1/2% Series
  June 15, 1972           Bank                         due 1998*

Thirty-third            Company to The Fidelity      Bonds of 7-1/2% Series
  January 15, 1973        Bank                         due 1999*

Thirty-fourth           Company to The Fidelity      Bonds of 8-1/2% Series
  January 15, 1974        Bank                         due 2004*

Thirty-fifth            Company to The Fidelity      Bonds of 11% Series
  October 15, 1974        Bank                         due 1980*

Thirty-sixth            Company to The Fidelity      Bonds of 11-5/8% Series
  April 15, 1975          Bank                         due 2000*

Thirty-seventh          Company to The Fidelity      Bonds of 11% Series due
  August 1, 1975          Bank                         2000*

Thirty-eighth           Company to The Fidelity      Bonds of 9-1/8% Series
  March 1, 1976           Bank                         due 2006*

Thirty-ninth            Company to The Fidelity      Bonds of 9-5/8% Series
  August 1, 1976          Bank                         due 2002*

Fortieth                Company to The Fidelity      Bonds of Pollution
  February 1, 1977        Bank                         Control Series A
                                                       and Pollution
                                                       Control Series B*

Forty-first             Company to The Fidelity      Bonds of 8-5/8% Series
  March 15, 1977          Bank                         due 2007*

Forty-second            Company to The Fidelity      Bonds of 8-5/8% Series
  July 15, 1977           Bank                         due 2003*

Forty-third             Company to The Fidelity      Bonds of 9-1/8% Series
  March 15, 1978          Bank                         due 2008*

Forty-fourth            Company to The Fidelity      Bonds of 12-1/2% Series
  October 15, 1979        Bank                         due 2005*

Forty-fifth             Company to The Fidelity      Bonds of 13-3/4% Series
  October 15, 1980        Bank                         due 1992*

SUPPLEMENTAL INDENTURE
      AND DATE                   PARTIES                 PROVIDING FOR:
----------------------           -------                 --------------

Forty-sixth             Company to The Fidelity      Bonds of 15-1/4% Series
  March 1, 1981           Bank                         due 1996; amendment of
                                                       Article VIII of
                                                       Mortgage*

Forty-seventh           Company to The Fidelity      Bonds of 15% Series due
  March 1, 1981           Bank                         1996; amendment of
                                                       Article VIII of
                                                       Mortgage*

Forty-eighth            Company to The Fidelity      Bonds of 17-5/8% Series
  July 1, 1981            Bank                         due 2011*

Forty-ninth             Company to The Fidelity      Bonds of 18-3/4% Series
  September 15, 1981      Bank                         due 2009*

Fiftieth                Company to The Fidelity      Bonds of 18% Series due
  April 1, 1982           Bank                         2012*

Fifty-first             Company to The Fidelity      Bonds of 15-3/8% Series
  October 1, 1982         Bank                         due 2010*

Fifty-second            Company to The Fidelity      Bonds of 13-3/8% Series
  June 15, 1983           Bank                         due 2013*

Fifty-third             Company to Fidelity Bank,    Bonds of 13.05% Series
  November 15, 1984       National Association         due 1994; amendment
                          (formerly The Fidelity       of Article VIII of
                          Bank)                        Mortgage*

Fifty-fourth            Company to Fidelity Bank,    Bonds of 14% Series due
  December 1, 1984        National Association         1988-1994; amendment
                                                       of Article VIII of
                                                       Mortgage*

Fifty-fifth             Company to Fidelity Bank,    Bonds of Pollution
  May 15, 1985            National Association         Control Series C*

Fifty-sixth             Company to Fidelity Bank,    Bonds of Pollution
  October 1, 1985         National Association         Control Series D*

Fifty-seventh           Company to Fidelity Bank,    Bonds of 10-7/8% Series
  November 15, 1985       National Association         due 1995*

Fifty-eighth            Company to Fidelity Bank,    Bonds of 11-3/4% Series
  November 15, 1985       National Association         due 2014*

Fifty-ninth             Company to Fidelity Bank,    Bonds of Pollution
  June 1, 1986            National Association         Control Series E*

Sixtieth                Company to Fidelity Bank,    Bonds of 10-1/4% Series
  November 1, 1986        National Association         due 2016*

Sixty-first             Company to Fidelity Bank,    Bonds of 8-3/4% Series
  November 1, 1986        National Association         due 1994*

Sixty-second            Company to Fidelity Bank,    Bonds of 9-3/8% Series
  April 1, 1987           National Association         due 2017*

SUPPLEMENTAL INDENTURE
      AND DATE                   PARTIES                 PROVIDING FOR:
----------------------           -------                 --------------

Sixty-third             Company to Fidelity Bank,    Bonds of 11% Series due
  July 15, 1987           National Association         2016*

Sixty-fourth            Company to Fidelity Bank,    Bonds of 10% Series due
  July 15, 1987           National Association         1997*

Sixty-fifth             Company to Fidelity Bank,    Bonds of 10-1/4% Series
  August 1, 1987          National Association         due 2007*

Sixty-sixth             Company to Fidelity Bank,    Bonds of 11% Series due
  October 15, 1987        National Association         1997*

Sixty-seventh           Company to Fidelity Bank,    Bonds of 12-1/8% Series
  October 15, 1987        National Association         due 2016*

Sixty-eighth            Company to Fidelity Bank,    Bonds of 10% Series due
  April 15, 1988          National Association         1998*

Sixty-ninth             Company to Fidelity Bank,    Bonds of 11% Series due
  April 15, 1988          National Association         2018*

Seventieth              Company to Fidelity Bank,    Bonds of 10% Series due
  June 15, 1989           National Association         2019*

Seventy-first           Company to Fidelity Bank,    Bonds of 9-7/8% Series
  October 1, 1989         National Association         due 2019*

Seventy-second          Company to Fidelity Bank,    Bonds of 9-1/4% Series
  October 1, 1989         National Association         due 1999*

Seventy-third           Company to Fidelity Bank,    Medium-Term Note
  October 1, 1989         National Association         Series A*

Seventy-fourth          Company to Fidelity Bank,    Bonds of 10-1/2% Series
  October 15, 1990        National Association         due 2020*

Seventy-fifth           Company to Fidelity Bank,    Bonds of 10% Series due
  October 15, 1990        National Association         2000*

Seventy-sixth           Company to Fidelity Bank,    Bonds of Pollution
  April 1, 1991           National Association         Control Series F
                                                       and Pollution
                                                       Control Series G*

Seventy-seventh         Company to Fidelity Bank,    Bonds of Pollution
  December 1, 1991        National Association         Control Series H*

Seventy-eighth          Company to Fidelity Bank,    Bonds of 7-1/2% 1992
  January 15, 1992        National Association         Series due 1999*

Seventy-ninth           Company to Fidelity Bank,    Bonds of 8% Series due
  April 1, 1992           National Association         2002*

Eightieth               Company to Fidelity Bank,    Bonds of 8-3/4% Series
  April 1, 1992           National Association         due 2022*

Eighty-first            Company to Fidelity Bank,    Bonds of Pollution
  June 1, 1992            National Association         Control Series I*

Eighty-second           Company to Fidelity Bank,    Bonds of 8-5/8% Series
  June 1, 1992            National Association         due 2022*

SUPPLEMENTAL INDENTURE
      AND DATE                 PARTIES                 PROVIDING FOR:
----------------------         -------                 --------------
Eighty-third            Company to Fidelity Bank,    Bonds of 7-1/2% Series
  July 15, 1992           National Association         due 2002*

Eighty-fourth           Company to Fidelity Bank,    Bonds of 8-1/4% Series
  September 1, 1992       National Association         due 2022*

Eighty-fifth            Company to Fidelity Bank,    Bonds of 7-1/8% Series
  September 1, 1992       National Association         due 2002*

Eighty-sixth            Company to Fidelity Bank,    Bonds of 6-5/8% Series
  March 1, 1993           National Association         due 2003*

Eighty-seventh          Company to Fidelity Bank,    Bonds of 7-3/4% Series
  March 1, 1993           National Association         due 2023*

Eighty-eighth           Company to Fidelity Bank,    Bonds of Pollution
  March 1, 1993           National Association         Control Series J,
                                                       Pollution Control
                                                       Series K, Pollution
                                                       Control Series L
                                                       and Pollution Control
                                                       Series M*

Eighty-ninth            Company to Fidelity Bank,    Bonds of 6-1/2% Series
  March 1, 1993           National Association         due 2003*

Ninetieth               Company to Fidelity Bank,    Bonds of 7-3/4% Series
  May 1, 1993             National Association         2 due 2023*

Ninety-first            Company to First Fidelity    Bonds of 7-1/8% Series
  August 15, 1993         Bank, N.A., Pennsylvania     due 2023*

Ninety-second           Company to First Fidelity    Bonds of 6-3/8% Series
  August 15, 1993         Bank, N.A., Pennsylvania     due 2005*

Ninety-third            Company to First Fidelity    Bonds of 5-3/8% Series
  August 15, 1993         Bank, N.A., Pennsylvania     due 1998*

Ninety-fourth           Company to First Fidelity    Bonds of 7-1/4% Series
  November 1, 1993        Bank, N.A., Pennsylvania     due 2024*

Ninety-fifth            Company to First Fidelity    Bonds of 5-5/8% Series
  November 1, 1993        Bank, N.A., Pennsylvania     due 2001*

*And amendment of certain provisions of the Ninth Supplemental Indenture.

    WHEREAS, the respective principal amounts of the bonds of each series presently outstanding under the Mortgage and the several supplemental indentures above referred to, are as follows:

                                                    PRINCIPAL
                 SERIES                              AMOUNT
                 ------                             ---------
    6-1/8% Series due 1997 ..................... $   75,000,000
    5-3/8% Series due 1998 .....................    225,000,000
    7-1/2% 1992 Series due 1999 ................    250,000,000
    9-1/4% Series due 1999 .....................     75,000,000
   10    % Series due 2000 .....................     30,069,000
    5-5/8% Series due 2001 .....................    250,000,000
    7-3/8% Series due 2001 .....................     80,000,000
    8    % Series due 2002 .....................    200,000,000
    7-1/8% Series due 2002 .....................    200,000,000
    7-1/2% Series due 2002 .....................    100,000,000
    6-5/8% Series due 2003 .....................    250,000,000
    6-1/2% Series due 2003 .....................    200,000,000
    6-3/8% Series due 2005 .....................     75,000,000
   10-1/4% Series due 2007 .....................     52,812,500
   Pollution Control Series J due 2012 .........     50,000,000
   Pollution Control Series K due 2012 .........     50,000,000
   Pollution Control Series L due 2012 .........     50,000,000
   Pollution Control Series M due 2012 .........      4,200,000
    8-7/8% Pollution Control Series E due 2016..     34,000,000
   10    % Series due 2019 .....................     71,000,000
    9-7/8% Series due 2019 .....................     40,281,000
   Medium-Term Note Series A ...................    134,200,000
   10-1/2% Series due 2020 .....................     58,150,000
    7-3/8% Pollution Control Series F due 2021..     90,000,000
    7.60 % Pollution Control Series G due 2021..     27,030,000
    6.70 % Pollution Control Series H due 2021..    160,560,000
    8-3/4% Series due 2022 .....................    150,000,000
    6-5/8% Pollution Control Series I due 2022..     29,540,000
    8-1/4% Series due 2022 .....................    250,000,000
    8-5/8% Series due 2022 .....................    125,000,000
    7-1/8% Series due 2023 .....................    200,000,000
    7-3/4% Series due 2023 .....................    100,000,000
    7-3/4% Series 2 due 2023 ...................    250,000,000
    7-1/4% Series due 2024 .....................    225,000,000
                                                 --------------
           Total ............................... $4,161,842,500
                                                 ==============
    and

    WHEREAS, the Company deems it advisable and has determined, pursuant to Article XI of the Mortgage,

    (a) to amend Article II of the Ninth Supplemental Indenture to the Mortgage as heretofore amended;

    (b) to convey, pledge, transfer and assign to the Trustee and to subject specifically to the lien of the Mortgage additional property not therein or in any supplemental indenture specifically described but now owned by the Company and acquired by it by purchase or otherwise; and

    (c) to create a new series of bonds to be issued from time to time under, and secured by, the Mortgage, to be designated PECO Energy Company First and Refunding Mortgage Bonds, Medium-Term Note Series B (hereinafter sometimes called the "bonds of the Medium-Term Note Series B"); and for the above-mentioned purposes to execute, deliver and record this Supplemental Indenture; and

    WHEREAS, the Company has determined by proper corporate action that the terms, provisions and form of the bonds of the Medium-Term Note Series B shall be substantially as follows:

                        (Form of Face of Bond)

                              PECO ENERGY
                                COMPANY

REGISTERED                                                   REGISTERED
NUMBER

                  FIRST AND REFUNDING MORTGAGE BOND,
                       MEDIUM-TERM NOTE SERIES B

    PECO Energy Company, a Pennsylvania corporation (hereinafter called the Company), for value received, hereby promises to pay to First Fidelity Bank, National Association, as trustee (in such capacity, hereinafter called the Note Trustee) under the Company's Collateralized
Note Indenture dated as of October 1, 1989, as previously amended, and as further supplemented by a Second Supplemental Indenture dated as of May 1,1995 (hereinafter called the Collateralized Note Indenture) or registered assigns,
                       Dollars on July 1, 2025, at the office or agency of the Company, in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company, in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts, and to pay interest (computed on the basis of a 360-day year of twelve 30-day months) thereon from the date hereof at the rate of ten percent per annum in like coin or currency, payable at either of the offices aforesaid on January 1 and July 1 in each year until the Company's obligation with respect to the payment of such principal shall have been discharged; provided, however, that if the date of authentication of a bond is between the fifteenth day of the calendar month preceding an interest payment date and the interest payment date, interest payment on such bond shall commence on the second interest payment date following the date of authentication.

    The Company may fix a date, not more than fourteen calendar days prior to any interest payment date, as a record date for determining the registered holder of this bond entitled to such interest payment, in which case only the registered holder on such record date shall be entitled to receive such payment, notwithstanding any transfer of this bond upon the registration books subsequent to such record date.

    This bond shall not be valid or become obligatory for any purpose unless it shall have been authenticated by the certificate of the Trustee under said Mortgage endorsed hereon.

    The provisions of this bond are continued on the reverse hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

    IN WITNESS WHEREOF, PECO Energy Company has caused this instrument to be signed in its corporate name with the manual or facsimile signature of its President or a Vice President and its corporate seal to be impressed or a facsimile imprinted hereon, duly attested by the manual or facsimile signature of its Secretary or an Assistant
Secretary.

Dated:

                                  PECO ENERGY COMPANY

                                  By _____________________________
                                               President

[SEAL]

                                  Attest:

                                  ________________________________
                                               Secretary

                       (Form of Reverse of Bond)

                          PECO ENERGY COMPANY
                  First and Refunding Mortgage Bond,
                       Medium-Term Note Series B

                               (CONTINUED)

    This bond is one of a duly authorized issue of bonds of the Company, unlimited as to amount except as provided in the Mortgage hereinafter mentioned or in any indenture supplemental thereto, and is one of a series of said bonds known as First and Refunding Mortgage Bonds, Medium-Term Note Series B. This bond and all other bonds of said issue are issued and to be issued under and pursuant to and are all secured equally and ratably by an indenture of mortgage and deed of trust dated May 1, 1923, duly executed and delivered by The Counties Gas and Electric Company (to which the Company is successor) to Fidelity Trust Company, as Trustee (to which First Fidelity Bank, National Association, a national banking association organized and existing under the laws of the United States of America, is successor Trustee), as amended, modified or supplemented by ninety-six certain supplemental indentures from the Company or its predecessors to said successor Trustee or its predecessors, said mortgage, as so amended, modified or supplemented being herein called the Mortgage. Reference is hereby made to the Mortgage for a statement of the property mortgaged and pledged, the nature and extent of the security, the rights of the holders of said bonds and of the Trustee in respect of such security, the rights, duties and immunities of the Trustee, and the terms and conditions upon which said bonds are and are to be secured, and the circumstances under which additional bonds may be issued.

    As provided in the Mortgage, the bonds secured thereby may be for various principal sums and are issuable in series, which series may mature at different times, may bear interest at different rates, and may otherwise vary. The bonds of this series mature on July 1, 2025, and are issuable only in registered form without coupons to the Note Trustee in any denomination authorized by the Company. The bonds of this series are being issued solely to provide security for the Company's notes (the "Series B Notes") issued under the Collateralized Note Indenture.

    Any bond or bonds of this series may be exchanged for another bond or bonds of this series in a like aggregate principal amount in authorized denominations, upon presentation at the principal office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the

Borough of Manhattan, The City of New York, all subject to the terms of the Mortgage but without any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the exchange.

    The bonds of this series are redeemable at the option of the Company, as a whole or in part at any time upon notice sent by the Company through the mail, postage prepaid, at least thirty days and not more than forty-five days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed, addressed to such holder at his address appearing upon the registration books, at a redemption price of 100% of the principal amount together with accrued interest to the date fixed for redemption.

    The principal of this bond may be declared or may become due on the conditions, in the manner and with the effect provided in the Mortgage upon the happening of an event of default as in the Mortgage provided.

    This bond is transferable by the registered holder hereof in person or by attorney, duly authorized in writing, at the principal office of the Trustee in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, in books of the Company to be kept for that purpose, upon surrender and cancellation hereof, and upon any such transfer, a new registered bond or bonds, without coupons, of this series and for the same aggregate principal amount, will be issued to the transferee in exchange herefor, all subject to the terms of the Mortgage but without payment of any charge other than a sum sufficient to reimburse the Company for any stamp tax or other governmental charge incident to the transfer. The Company, the Trustee, and any paying agent may deem and treat the person in whose name this bond is registered as the absolute owner hereof for the purpose of receiving payment of or on account of the principal and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent shall be affected by any notice to the contrary.

    No recourse shall be had for the payment of the principal of or interest on this bond to any incorporator or any past, present or future stockholder, officer or director of the Company or of any predecessor or successor corporation, either directly or indirectly, by virtue of any statute or by enforcement of any assessment or otherwise, and any and all liability of the said incorporators, stockholders, officers or directors of the Company or of any predecessor or successor corporation in respect to this bond is hereby expressly waived and released by every holder hereof, except to the extent that such liability may not be waived or released under the provisions of the Securities Act of 1933 or of the rules and regulations of the Securities and Exchange Commission thereunder.

                   (End of Form of Reverse of Bond)

and

    WHEREAS, on the face of each of the bonds of the Medium-Term Note Series B, there is to be endorsed a certificate of the Trustee in substantially the following form, to wit:

                    (Form of Trustee's Certificate)

    This bond is one of the bonds, of the series designated therein, provided for in the within-mentioned Mortgage and in the Ninety-sixth Supplemental Indenture dated as of May 1, 1995.

                                  FIRST FIDELITY BANK,
                                  NATIONAL ASSOCIATION,
                                  TRUSTEE

                                  By ____________________________
                                           Authorized Officer

and

    WHEREAS, all acts and things necessary to make the bonds of the Medium-Term Note Series B, when duly executed by the Company and authenticated by the Trustee as provided in the Mortgage and indentures supplemental thereto, and issued by the Company, the valid, binding and legal obligations of the Company, and this Supplemental Indenture a valid and enforceable supplement to the Mortgage, have been done, performed and fulfilled and the execution and delivery hereof have been in all respects duly and lawfully authorized.

    NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE WITNESSETH:

    That in order to secure the payment of the principal of and interest on all bonds issued and to be issued under the Mortgage and/or under any indenture supplemental thereto, according to their tenor and effect, and according to the terms of the Mortgage and of any indenture supplemental thereto, and to secure the performance of the covenants and obligations in the bonds and in the Mortgage and any indenture supplemental thereto respectively contained, and for the proper assuring, conveying, and confirming unto the Trustee, its successors in trust and its and their assigns forever, upon the trusts and for the purposes expressed in the Mortgage and in any indentures supplemental thereto, all and singular the estates, prop-erty and franchises of the Company thereby mortgaged or intended so to be, the Company, for and in consideration of the premises and of the sum of One Dollar ($1.00) in hand paid by the Trustee to the Company upon the execution and delivery of this Supplemental Indenture, receipt whereof is hereby acknowledged, and of other good and valuable consideration, has granted, bargained, sold, conveyed, released, confirmed, pledged, assigned, transferred and set over and by these presents does grant, bargain, sell, convey, release, confirm, pledge, assign, transfer, and set over to First Fidelity Bank, National Association, as Trustee, and to its successors in trust and its and their assigns forever, all the following described property, real, personal and mixed of the Company, viz.:

    The real property set forth in Schedule A, attached hereto and hereby made a part hereof, with any improvements thereon erected now owned by the Company but not specifically described in the Mortgage or in any indenture supplemental thereto heretofore executed, in the places set forth in Schedule A.

    Together with all gas works, electric works, plants, buildings, structures, improvements and machinery located upon such real estate or any portion thereof, and all rights, privileges and easements of every kind and nature appurtenant thereto, and all and singular the tenements, hereditaments and appurtenances belonging to the real estate or any part thereof hereinbefore described or referred to or intended so to be, or in any way appertaining thereto, and the reversions, remainders, rents, issues and profits thereof; also all the estate, right, title, interest, property, possession, claim and demand whatsoever, as well in law as in equity, of the Company, of, in and to the same and any and every part thereof, with the appurtenances.

    Also all the Company's electric transmission and distribution lines and systems, substations, transforming stations, structures, machinery, apparatus, appliances, devices and appurtenances.

    Also all the Company's gas transmission and distribution mains, pipes, pipe lines and systems, storage facilities, structures, machinery, apparatus, appliances, devices and appurtenances.

    Also all plants, systems, works, improvements, buildings, structures, fixtures, appliances, engines, furnaces, boilers, machinery, retorts, tanks, condensers, pumps, gas tanks, holders, reservoirs, expansion tanks, gas mains and pipes, tunnels, service pipe, pipe lines, fittings, gates, valves, connections, gas and electric meters, generators, dynamos, fans, supplies, tools and implements, tracks, sidings, motor and other vehicles, all electric light lines, electric power lines, transmission lines, distribution lines, conduits, cables, stations, substations, and distributing systems, motors, conductors, converters, switchboards, shafting, belting, wires, mains, feeders, poles, towers, mast arms, brackets, pipes, lamps, insulators, house wiring connections and all instruments, appliances, apparatus, fixtures, fittings and equipment and all stores, repair parts, materials and supplies of every nature and kind whatsoever now or hereafter owned by the Company in connection with or appurtenant to its plants and systems for production, purchase, storage, transmission, distribution, utilization and sale of gas and its by-products and residual products, and/or for the generation, production, purchase, storage, transmission, distribution, utilization and sale of electricity, or in connection with such business.

    Also all the goodwill of the business of the Company, and all rights, claims, contracts, leases, patents, patent rights, and agreements, all accounts receivable, accounts, claims, demands, choses in action, books of account, cash assets, franchises, ordinances, rights, powers, easements, water rights, riparian rights, licenses, privileges, immunities, concessions and consents now or hereafter owned by the Company in connection with or appurtenant to its said business.

    Also all the right, title and interest of the Company in and to all contracts for the purchase, sale or supply of gas, and its by-products and residual products of electricity and electrical energy, now or hereafter entered into by the Company with the right on the part of the Trustee, upon the happening of an event of default as defined in the Mortgage as supplemented by any supplemental indenture, to require a specific assignment of any and all such contracts, whenever it shall request the Company to make the same.

    Also all rents, tolls, earnings, profits, revenues, dividends and income arising or to arise from any property now owned, leased, operated or controlled or hereafter acquired, leased, operated or controlled by the Company and subject to the lien of the Mortgage and indentures supplemental thereto.

    Also all the estate, right, title and interest of the Company, as lessee, in and to any and all demised premises under any and all agreements of lease now or at any time hereafter in force, insofar as the same may now or hereafter be assignable by the Company.

    Also all other property, real, personal and mixed not hereinbefore specified or referred to, of every kind and nature whatsoever, now owned, or which may hereafter be owned by the Company (except shares of stock, bonds or other securities not now or hereafter specifically pledged under the Mortgage and indentures supplemental thereto or required to be pledged thereunder by the provisions of the Mortgage or any indenture supplemental thereto), together with all and singular the tenements, hereditaments and appurtenances thereunto belonging or in any way appertaining and the reversions, remainder or remainders, rents, issues and profits thereof; and also all the estate, right, title, interest, property, claim and demand whatsoever as well in law as in equity of the Company of, in and to the same and every part and parcel thereof.

    It is the intention and it is hereby agreed that all property and the earnings and income thereof acquired by the Company after the date hereof shall be as fully embraced within the provisions hereof and subject to the lien hereby created for securing the payment of all bonds, together with the interest thereon, as if the property were now owned by the Company and were specifically described herein and conveyed hereby, provided nevertheless, that no shares of stock, bonds or other securities now or hereafter owned by the Company, shall be subject to the lien of the Mortgage and indentures supplemental thereto unless now or hereafter specifically pledged or required to be pledged thereunder by the provisions of the Mortgage or any indenture supplemental thereto.

    TO HAVE AND TO HOLD, all and singular the property, rights, privileges and franchises hereby conveyed, transferred or pledged or intended so to be, including after-acquired property, together with all and singular the reversions, remainders, rents, revenues, income, issues and profits, privileges and appurtenances, now or hereafter belonging or in any way appertaining thereto, unto the Trustee and its successors in the trust hereby created, and its and their assigns forever;

    IN TRUST NEVERTHELESS, for the equal and pro rata benefit and security of each and every person or corporation who may be or become the holders of bonds secured by the Mortgage and indentures supplemental thereto, without preference, priority or distinction (except as provided in Section 1 of Article VIII of the Mortgage) as to lien or otherwise of any bond of any series over or from any other bond, so that (except as aforesaid) each and every of the bonds issued or to be issued, of whatsoever series, shall have the same right, lien, privilege under the Mortgage and indentures supplemental thereto and shall be equally secured thereby and hereby, with the same effect as if the bonds had all been made, issued and negotiated simultaneously on the date of the Mortgage.

    AND THIS SUPPLEMENTAL INDENTURE FURTHER WITNESSETH:

    It is hereby covenanted that all bonds secured by the Mortgage and indentures supplemental thereto with the coupons appertaining thereto, are issued to and accepted by each and every holder thereof, and that the property aforesaid and all other property subject to the lien of the Mortgage and indentures supplemental thereto is held by or hereby conveyed to the Trustee, under and subject to the trusts, conditions and limitations set forth in the Mortgage and indentures supplemental thereto and upon and subject to the further trusts, conditions and limitations hereinafter set forth, as follows, to wit:

                              ARTICLE I.

                        AMENDMENTS OF MORTGAGE

    Article II of the Ninth Supplemental Indenture to the Mortgage, as heretofore amended, is hereby further amended as follows:

    By deleting from paragraph (d) of Section 5 and from the first clause of Section 9, the following:

    "or 5-5/8% Series due 2001"

and by inserting in lieu thereof, in both instances, the following:

    ", 5-5/8% Series due 2001 or Medium-Term Note Series B"

                              ARTICLE II.

                BONDS OF THE MEDIUM-TERM NOTE SERIES B

    Section 1. The bonds of the Medium-Term Note Series B shall be designated as "PECO Energy Company First and Refunding Mortgage Bonds, Medium-Term Note Series B," subject however, to the provisions of
Section 2 of Article I of the Mortgage, as amended, and are issuable only as registered bonds without coupons, substantially in the form hereinbefore recited; and the issue thereof shall be limited to $250,000,000 principal amount. The bonds of said series shall be redeemable as provided in Article IV of this Supplemental Indenture.

    The bonds of such series shall bear interest from the date thereof and shall be dated as of the interest payment date to which interest was paid on the bond or bonds in exchange for which such bond is being issued unless (a) such date of issue is an interest payment date to which interest was paid or (b) issued prior to the occurrence of the first interest payment date for such bond, in which event such bonds shall be dated the date of authentication. The bonds of said series shall mature on July 1, 2025.

    The bonds of the Medium-Term Note Series B shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) at the rate of 10 percent per annum, payable on January 1 and July 1 (each, an interest payment date) of each year commencing with the interest payment date following the date of authentication, until the Company's obligation with respect to the payment of the principal thereof shall have been discharged; provided, however, that if the date of authentication of a bond is between the fifteenth day of the calendar month preceding an interest payment date and the interest payment date, interest payments on such bond shall commence on the second interest payment date following the date of authentication. Both principal and interest on bonds of such series shall be payable at the office or agency of the Company in the City of Philadelphia, Pennsylvania, or, at the option of the holder, at the office or agency of the Company in the Borough of Manhattan, The City of New York, and shall be payable in such coin or currency of the United States of America as at the time of payment shall constitute legal tender for the payment of public and private debts.

    The bonds of the Medium-Term Note Series B shall be in denominations of $1,000 and any larger amount in integral multiples of $1,000.

    Section 2. The Company may fix a date, not more than fourteen calendar days prior to any interest payment date, as a record date for determining the registered holder of each bond of Medium-Term Note Series B entitled to such interest payment, in which case only the registered holder of such bond on such record date shall be entitled to receive such payment, notwithstanding any transfer of such bond upon the registration books subsequent to such record date.

    Section 3. The bonds of the Medium-Term Note Series B shall be issued under and subject to all of the terms and provisions of the Mortgage, of the indentures supplemental thereto referred to in the recitals hereof and of this Supplemental Indenture which may be applicable to said bonds or applicable to all bonds issued under the Mortgage and indentures supplemental thereto.

                             ARTICLE III.

               ISSUE AND AUTHENTICATION OF BONDS OF THE
                       MEDIUM-TERM NOTE SERIES B

    In addition to any bonds of any series which may from time to time be executed by the Company and authenticated and delivered by the Trustee upon compliance with the provisions of the Mortgage and/or of any indenture supplemental thereto, bonds of the Medium-Term Note Series B of an aggregate principal amount not exceeding

$250,000,000 shall forthwith be executed by the Company and deposited with the Trustee for safekeeping in accordance with Section 6 of Article II of the Mortgage, as amended, pursuant to a resolution of the Board of Directors of the Company and the written order of the President, a Vice President, or the Treasurer of the Company, under the terms and provisions of paragraph (c) of Section 3 of Article II of the Mortgage, as amended; provided, that the Trustee shall have obtained all documents required for the authentication and delivery of such bonds pursuant to paragraph (c) of Section 3 of Article II of the Mortgage, as amended, except the opinion required by paragraph (4) of Section 6 of
Article II of the Mortgage, as amended; and in lieu of such opinion, the Trustee shall have received the opinion specified in such paragraph to be given when bonds are to be deposited with the Trustee.

    Section 2. After such deposit, the Trustee, whether or not this Supplemental Indenture shall have been recorded, shall authenticate bonds of such series upon receipt of (i) a written order of the President, a Vice President, or the Treasurer of the Company specifying the principal amount of bonds of such series to be authenticated and the authentication date, (ii) an opinion of counsel pursuant to paragraphs
(4) and (6) of Section 6 of Article II of the Mortgage, as amended, which opinion shall also confirm the opinion of counsel delivered to the Trustee in connection with said deposit, (iii) a Secretary's certificate, as of the date of such authentication, confirming that the resolutions delivered to the Trustee in connection with said deposit have not been rescinded and remain in full force and effect, and (iv) certificates of appropriate officers pursuant to paragraphs (3) and (6) of Section 6 of Article II of the Mortgage, as amended, or as otherwise needed to confirm the correctness of the documents delivered as of the date of such deposit of such bonds; provided, that if any of such documents are incorrect as of any such date of authentication or must otherwise be modified to meet the requirements of authentication and delivery pursuant to paragraph (c) of Section 3 of Article II of the Mortgage, as amended, such correction and modification shall be made by the Company in order to deliver to the Trustee the documents required by this Article III and the other applicable provisions of the Mortgage, as amended.

                              ARTICLE IV.

                      REDEMPTION OF BONDS OF THE
                       MEDIUM-TERM NOTE SERIES B

    Section 1. The bonds of the Medium-Term Note Series B shall be redeemable, at the option of the Company, as a whole or in part, at any time upon notice sent by the Company through the mail, postage prepaid, at least thirty days and not more than forty-five days prior to the date fixed for redemption, to the registered holder of each bond to be redeemed in whole or in part, addressed to such holder at his address appearing upon the registration books, at a redemption price (of 100% of the principal amount), together with accrued interest to the date fixed for redemption.

    Section 2. In case the Company shall desire to exercise such right to redeem and pay off all or any part of such bonds of the Medium-Term Note Series B as hereinbefore provided it shall comply with all the terms and provisions of Article III of the Mortgage, as amended, applicable thereto, and such redemption shall be made under and subject to the terms and provisions of Article III and in the manner and with the effect therein provided, but at the time or times and upon mailing of notice, all as hereinbefore set forth in Section 1 of this Article. No publication of notice of any redemption of any bonds of the Medium-Term Note Series B shall be required.

                              ARTICLE V.

                  CERTAIN EVENTS OF DEFAULT; REMEDIES

    Section 1. So long as any bonds of the Medium-Term Note Series B remain outstanding, in case one or more of the following events shall happen, such events shall, in addition to the events of default heretofore enumerated in paragraphs (a) through (d) of Section 2 of
Article VIII of the Mortgage, constitute an "event of default" under the Mortgage, as fully as if such events were enumerated therein:

         (e) default shall be made in the due and punctual payment of the principal (including the full amount of any applicable optional redemption price) of the bond or bonds of the Medium-Term Note Series B, whether at the maturity of said bonds, or at a date fixed for redemption of said bonds, or any of them, or by declaration as authorized by the Mortgage;

    Section 2. So long as any bonds of the Medium-Term Note Series B remain outstanding, Section 10 of Article VIII of the Mortgage, as heretofore amended, is hereby further amended by inserting in the first paragraph of such Section 10, immediately after the words "as herein provided," at the end of clause (2) thereof, the following:

    "or (3) in case default shall be made in any payment of any interest on any bond or bonds secured by this indenture or in the payment of the principal (including the applicable optional redemption price) of any bond or bonds secured by this indenture, where such default is not of the character referred to in clause (1) or (2) of this Section 10 but constitutes an event of default within the meaning of Section 2 of this Article VIII."

                              ARTICLE VI.

                   CREDITS WITH RESPECT TO PRINCIPAL
                          OF AND INTEREST ON
                BONDS OF THE MEDIUM-TERM NOTE SERIES B
                           AUTHORIZED HEREBY

    Section 1. In addition to any other credit, payment or satisfaction to which the Company is entitled with respect to the bonds of the Medium-Term Note Series B, the Company shall be entitled to credits against amounts otherwise payable in respect of the bonds of the Medium-Term Note Series B in an amount corresponding to (i) the principal amount of any Series B Notes surrendered to the Note Trustee by the Company, or purchased by the Note Trustee, for cancellation, (ii) the amount of money held by the Note Trustee and available and designated for the payment of principal or redemption price (other than premium) of, and/or interest on, the Series B Notes, regardless of the source of payment to the Note Trustee of such moneys and (iii) interest due on the bonds of the Medium-Term Note Series B in excess of interest due on the Series B Notes. The Note Trustee shall make notation on such bonds authorized hereby of any such credit under clause (iii) above.

    Section 2. The cancellation and delivery by the Note Trustee to the Trustee of bonds of the Medium-Term Note Series B under clause (i) or
(ii) of Section 1 of Article VI hereof, or the notation on such bonds under clause (iii) of Section 1 of Article VI hereof shall be conclusive evidence of a credit under Section 1 of Article VI hereof, and the Trustee shall accept such cancellation and delivery or notation as such evidence without further investigation or verification of the matters stated herein.

                             ARTICLE VII.

                        CONCERNING THE TRUSTEE

    The Trustee hereby accepts the trust herein declared and provided and agrees to perform the same upon the terms and conditions set forth in the Mortgage, as amended and supplemented, and upon the following terms and conditions:

    The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity of this Supplemental Indenture or the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

                             ARTICLE VIII.

                             MISCELLANEOUS

    Section 1. Unless otherwise clearly required by the context, the term "Trustee," or any other equivalent term used in this Supplemental Indenture, shall be held and construed to mean the trustee under the Mortgage for the time being whether the original or a successor trustee.

    Section 2. The headings of the Articles of this Supplemental
Indenture are inserted for convenience of reference only and are not to be taken to be any part of this Supplemental Indenture or to control or affect the meaning of the same.

    Section 3. Nothing expressed or mentioned in or to be implied from this Supplemental Indenture or in or from the bonds of the Medium-Term Note Series B is intended, or shall be construed, to give any person or corporation, other than the parties hereto and their respective successors, and the holders of bonds secured by the Mortgage and the indentures supplemental thereto, any legal or equitable right, remedy or claim under or in respect of such bonds or the Mortgage or any indenture supplemental thereto, or any covenant, condition or provision therein or in this Supplemental Indenture contained. All the covenants, conditions and provisions thereof and hereof are for the sole and exclusive benefit of the parties hereto and their successors and of the holders of bonds secured by the Mortgage and indentures supplemental thereto.

    Section 4. This Supplemental Indenture may be executed in several counterparts, each of which shall be an original and all collectively but one instrument.

    Section 5. This Supplemental Indenture is dated and shall be effective as of May 1, 1995, but was actually executed and delivered on May 11, 1995.

    IN WITNESS WHEREOF, the parties of the first and second parts hereto have caused their corporate seals to be hereunto affixed and the President or a Vice President of the party of the first part and the President or a Vice President of the party of the second part, under and by the authority vested in them, have hereto affixed their signatures and their Secretaries or Assistant Secretaries have duly attested the execution hereof the 11th day of May, 1995.

                                  PECO ENERGY COMPANY

                                        /s/ J. B. MITCHELL
                                  By ________________________
                                           J. B. Mitchell
                                           Vice President

                                  [SEAL]

                                           /s/ T. D. CUTLER
                                  Attest ____________________
                                             T. D. Cutler
                                         Assistant Secretary

                                  FIRST FIDELITY BANK,
                                  NATIONAL ASSOCIATION,

                                         /s/ G. J. RAYZIS
                                  By ________________________
                                           G. J. Rayzis
                                          Vice President

                                  [SEAL]

                                          /s/ J. H. CLAPHAM
                                  Attest ____________________
                                             J. H. Clapham
                                         Assistant Secretary

COMMONWEALTH OF PENNSYLVANIA

                                        ss.

COUNTY OF PHILADELPHIA

    BE IT REMEMBERED, that on the 11th day of May, 1995, before me, the subscriber, a Notary Public in and for said County and Commonwealth, residing in Philadelphia, personally appeared J. B. Mitchell and T. D. Cutler, who being duly sworn according to law deposed and said that they are a Vice President and an Assistant Secretary, respectively, of PECO Energy Company, a corporation, and that they, being authorized to do so, in due form of law acknowledged the foregoing Supplemental Indenture to be their act and deed and desired that the same might be recorded as such.

    WITNESS my hand and seal the day and year aforesaid.

                           /s/ CAROL A. WALTON
                -----------------------------------------
                              Notarial Seal
                             Carol A. Walton
                       Notary Public, Philadelphia,
                           Philadelphia County
                  My Commission Expires August 26, 1996


[SEAL]

COMMONWEALTH OF PENNSYLVANIA

                                        ss.

COUNTY OF PHILADELPHIA

    BE IT REMEMBERED, that on the 11th day of May, 1995, before me, the subscriber, a Notary Public in and for said County and Commonwealth, residing in Philadelphia, personally appeared G. J. Rayzis and J. H. Clapham, who being duly sworn according to law deposed and said that they are a Vice President and an Assistant Secretary of First Fidelity Bank, National Association, a corporation, and that they, being authorized to do so, in due form of law acknowledged the foregoing Supplemental Indenture to be their act and deed and desired that the same might be recorded as such.

    WITNESS my hand and seal the day and year aforesaid.

    I hereby certify that I am not an officer or director of said First Fidelity Bank, National Association.

                         /s/ AIDA BERTILIA DALES
               -------------------------------------------
                              Notarial Seal
                    Aida Bertilia Dales, Notary Public
                 City of Philadelphia, Philadelphia Co.,
                 My Commission Expires November 22, 1997


[SEAL]

                       CERTIFICATE OF RESIDENCE

    First Fidelity Bank, National Association, Mortgagee and Trustee within named, hereby certifies that its precise residence in the City of Philadelphia is N.E. Cor. Broad and Walnut Streets in the City of
Philadelphia, Pennsylvania.



                                  FIRST FIDELITY BANK, NATIONAL ASSOCIATION

                                                 /s/ G. J. Rayzis
                                  By ______________________________________
                                                    G. J. Rayzis
                                                   Vice President

                              SCHEDULE A

                          STATE OF NEW JERSEY

                             WARREN COUNTY

FRANKLIN TOWNSHIP:                                             (PE-9393)

    (1) ALL THAT CERTAIN undivided interest in common in and to that parcel of land, Situate in the Township of Franklin, in the County of Warren and State of New Jersey, BEGINNING at an iron pipe found in a 30 inch chestnut stump which marks the beginning point of a parcel of land conveyed to Mark R. Tartaglia and J. Kevin Koch by Deed dated June 18, 1986, recorded at the Warren County Clerk's Office in Book 971 on page 223, CONTAINING in area 2.607 acres.

    Being the same premises which Mark R. Tartaglia and J. Kevin Koch, Joint Tenants, by Deed dated January 31, 1992, and recorded in the Office of the County Clerk in and for the County of Warren, in Deed Book Vol. 1256, page 87, granted and conveyed unto Philadelphia Electric Company (now known as PECO Energy Company) in fee. UNDER AND SUBJECT to rights as of record.

                                                               (PE-9394)

    (2) ALL THAT CERTAIN undivided interest in common in and to those three (3) parcels of land, Situate in the Township of Franklin, described as follows:

    One thereof, BEGINNING at an iron rod (with E. Allen cap) set in an old dirt roadbed and marking the beginning point of the Second Tract described in a Deed to Edward J. Duffy, Jr. and Arlene E. Duffy, h/w, dated July 7, 1971, recorded at the Warren County Clerk's Office in Book 522 on page 718, CONTAINING in area 2.152 acres.

    Another thereof, BEGINNING at an iron rod (with E. Allen cap) to be set at the termination of the First Course of the Second Tract described in a Deed to Edward J. Duffy, Jr. and Arlene E. Duffy dated July 9, 1971 and recorded in Book 522 on page 718, CONTAINING in area 0.550 of an acre.

    And the other thereof, BEGINNING at an iron pipe found in a 30 inch chestnut stump which marks the beginning point of Tract No. 3 described in a Deed to Edward J. Duffy, Jr. and Arlene E. Duffy, h/w, dated July 9, 1971, recorded in Book 522 on page 718, CONTAINING in area 4.348 acres.

    Being the same premises which Edward J. Duffy, Jr., et ux, by Deed dated January 31, 1992 and recorded in the Office of the County Clerk in and for the County of Warren, in Deed Book Vol. 1256, page 90, granted and conveyed unto Philadelphia Electric Company (now known as PECO Energy Company) in fee. UNDER AND SUBJECT to rights as of record.

                     COMMONWEALTH OF PENNSYLVANIA

                           ARMSTRONG COUNTY

PLUMCREEK TOWNSHIP:                                            (PE-2389)

    (3) ALL THAT CERTAIN 20.99% undivided interest in common in and to properties and rights, including, without limitation the surface, subsurface, right of surface support, coal, oil, gas and other minerals in or under same and all rents and royalties arising therefrom comprising a portion of the Keystone Generating Station site, Situate in the Township of Plumcreek, in the County of Armstrong and Commonwealth of Pennsylvania, which American Trustee & Transfer Corporation, by Deed dated February 11, 1994, and recorded in the Office for Recording of Deeds, in and for the County of Armstrong, in Deed Book 1411, page 114, granted and conveyed unto PECO Energy Company in fee. UNDER AND SUBJECT to certain rights and conditions as of record.

                             BUCKS COUNTY
NEWTOWN TOWNSHIP:                                            (PE-10,271)

    (4) ALL THAT CERTAIN strip or parcel of ground, Situate in the Township of Newtown, in the County of Bucks and Commonwealth of Pennsylvania, BEGINNING at an iron pin (set) at the intersection of the southwesterly side of Newtown-Yardley Road (L.R. 252, SR 6332) and northwesterly side of Newtown By-Pass (L.R. 1141, SR 0332). CONTAINING in area 0.3973 of an acre.

    Being the same premises which Harold E. Roberts and Philip A. Betsch, by his Power of Attorney-In-Fact Steven R. Burkett, Esq., by Deed dated April 4, 1994, and recorded in the Office for Recording of Deeds in and for the County of Bucks, in Deed Book 889, page 672, granted and conveyed unto PECO Energy Company in fee.

                            CHESTER COUNTY

EAST WHITELAND TOWNSHIP:                                       (PE-9128)

    (5) ALL THAT CERTAIN parcel of land, Situate in the Township of East Whiteland, in the County of Chester and Commonwealth of Pennsylvania, BEGINNING at a point on the existing, western right of way line of Morehall Road, Route 29 (SR0029), at the southeast corner of land of Valleybrooke South Assoc., being the northeast corner of land of Valleybrook Plaza Associates, CONTAINING in area 1.881 acres. UNDER AND SUBJECT to certain rights as of record.

    Being same premises which Valleybrooke South Associates, by Deed dated March 13, 1989, and recorded in the Office for Recording of Deeds in and for the County of Chester, in Deed Book No.

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                                  29

1487 page 55, granted and conveyed unto Philadelphia Electric
Company (now known as PECO Energy Company) in fee. UNDER AND SUBJECT to certain rights as of record.

                            DELAWARE COUNTY

RIDLEY PARK BOROUGH:                                           (PE-9189)

    (6) ALL THAT CERTAIN easement, Situate in the Borough of Ridley
Park, in the County of Delaware and Commonwealth of Pennsylvania, BEGINNING at a point on the property line dividing lands now or formerly of Sohio Pipeline Company and The Boeing Company, said point being located the five (5) following courses and distances, four of which are the first measured along the centerline of an access driveway within lands of The Boeing Company, from its intersection with the southeasterly side of Chester Pike (75 feet wide); (1) S. 35 degrees 20 minutes 59 seconds E. 31.61 to a point of curve, (2) along the arc of a circle curving to the right, in a general southwardly direction, having a radius of 155 feet, an arc distance of 119.44 feet to a point of tangency; (3) S. 08 degrees 48 minutes 01 seconds W. 204.07 feet to a point;
(4) S. 17 degrees 22 minutes 01 second W. 262.10 feet to a point, and (5) leaving said driveway S. 59 degrees 33 minutes 03 seconds W., partly through lands of The Boeing Company and partly along the line dividing lands now or formerly of Sohio Pipeline Company and The Boeing Company, 232.80 feet to the point of beginning, CONTAINING in area 0.026 of an acre.

    Being the same easement which The Boeing Company, by Grant dated December 20, 1993, and recorded in the Office for Recording of Deeds, in and for the County of Delaware, in Deed Book Vol. 1204, page 2049, granted unto Philadelphia Electric Company (now known as PECO Energy Company). UNDER AND SUBJECT to certain rights as of record.

                                                               (PE-9188)

    (7) ALL THAT CERTAIN easement, situate in the Borough of Ridley
Park, in the County of Delaware, BEGINNING at a point on the property line dividing lands now or formerly of B. P. Oil Pipeline Company and The Boeing Company, said point being located the five (5) following courses and distances, the first four of which are measured along the centerline of an access driveway within lands of The Boeing Company, from its intersection with the southeasterly side of Chester Pike (75 feet wide); (1) S. 35 degrees 20 minutes 59 seconds E. 31.61 to a point of curve, (2) along the arc of a circle curving to the right, in a general southwardly direction, having a radius of 155.00 feet, an arc distance of 119.44 feet to a point of tangency; (3) S. 08 degrees 48 minutes 01 second W. 204.07 feet to a point; (4) S. 17 degrees 22 minutes 01 second W.
262.10 feet to a point, and (5) leaving said driveway S. 59 degrees 33 minutes 03 seconds W., partly through lands of The Boeing

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                                  30

Company and partly along the line dividing lands now or formerly of
B. P. Oil Pipeline Company and The Boeing Company, 232.80 feet to the point of beginning, CONTAINING in area 0.151 of an acre.

    Being the same easement which BP Oil Pipeline Company, by Grant dated January 24, 1994, and recorded in the Office for Recording of Deeds, in Deed Book Vol. 1219, page 1387, granted unto PECO Energy Company. UNDER AND SUBJECT to certain rights of record.

                            INDIANA COUNTY

WEST WHEATFIELD TOWNSHIP:                                      (PE-4762)

    (8) ALL THAT CERTAIN 20.72 % undivided interest in common in and to properties (same as Armstrong) comprising a portion of the Conemaugh Generating Station Site, Situate in the Township of West Wheatfield in the County of Indiana, which American Trustee & Transfer Corporation, by Deed dated February 11, 1994, and recorded in the Office for Recording of Deeds, in and for the County of Indiana, in Deed Book 1048, page 425, granted and conveyed unto PECO Energy Company in fee. UNDER AND SUBJECT to rights and conditions as of record.

                           MONTGOMERY COUNTY

LOWER PROVIDENCE TOWNSHIP:

    (9) ALL THAT CERTAIN easement, Situate in the Township of Lower Providence, in the County of Montgomery and Commonwealth of Pennsylvania, BEGINNING at an iron pin set at an interior point, a corner common to ground of PECO Energy Company and other ground of PECO Energy Company, in line of ground of Mobil Oil Corporation, said beginning point being measured S. 47 degrees 45 minutes 00 seconds West, along the line dividing ground of PECO Energy Company and Mobil Oil Corporation 300 feet from its point of intersection with the title line within the bed of Audubon Road (S.R. 4041), CONTAINING in area 0.13 of an acre. UNDER AND SUBJECT to certain rights and conditions as of record.

    Being the same easement which Mobil Oil Corporation, by Grant dated April 17, 1992 and recorded in the Office for Recording of Deeds in and for the County of Montgomery, in Deed Book 5030, page 1097, granted unto Philadelphia Electric Company (now known as PECO Energy Company). UNDER AND SUBJECT to certain rights and conditions as of record.

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                                  31

                              YORK COUNTY

LOWER CHANCEFORD TOWNSHIP:                                     (PE-9652)

    (10) ALL THAT CERTAIN lot or parcel of ground, Situate in the Township of Lower Chanceford, in the County of York and Commonwealth of Pennsylvania, BEGINNING at a point on the title line within the bed of Airville-York Furnace Road (SR 425) (LR 66060) (33 feet wide), said point being at the two (2) following courses and distance from a point, a corner common to ground of T. Edwin and Doris Johnson Jr. and ground now or formerly of William Reed: (1) extending along the title line of ground of T. Edwin and Doris Johnson Jr. within the bed of Airville-York Furnace Road S. 65 degrees 24 minutes 00 seconds W. 332.50 feet to a point and (2) continuing along said title line within the bed of Airville-York Furnace Road S. 83 degrees 57 minutes 00 seconds W. 150.78 feet to the point of beginning, CONTAINING in area 0.060 of an acre.

    Being the same premises which T. Edwin Johnson, Jr. and Doris Mae Johnson, by Deed dated April 22, 1994, and recorded in the Office for the Recording of Deeds in and for the County of York, in Deed Book 887, page 409, granted and conveyed unto PECO Energy Company in fee. UNDER AND SUBJECT to certain rights as of record.